                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

     Maryland                            001-12056                          52-6613091
     ---------------------------         --------------------------         ----------

    (State or other jurisdiction         (Commission                        (IRS Employer
         of incorporation)               File Number)                       Identification No.)

100 S. Charles Street, Baltimore, MD                                       21201
----------------------------------------                          --------------
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600

                           THE TOWN AND COUNTRY TRUST
                                    FORM 8-K


                                      INDEX

Item 2.           Acquisition or Disposition of Assets

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (b)      Pro Forma Consolidated Balance Sheet as of June 30, 2003
                  (Unaudited)

                  Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2003 (Unaudited)

                  Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 (Unaudited)

         (c)      Exhibits

                  Exhibit 2.1 Purchase and Sale Agreement dated as of September 10, 2003, between The TC-Rolling Road Company and A&E Construction LLC. (All Exhibits have been omitted, and the Trust will furnish to the Commission, upon request, a copy of any omitted Exhibits.)

                  Exhibit 2.2 Purchase and Sale Agreement dated as of September 10, 2003, between The TC-Garden Wood Company and A&E Construction LLC. (All Exhibits have been omitted, and the Trust will furnish to the Commission, upon request, a copy of any omitted Exhibits.)

                           THE TOWN AND COUNTRY TRUST

                                    FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 5, 2003, the Registrant, The Town and Country Trust (the "Trust"), sold two apartment communities, known as the Rolling Road Apartments and the Garden Wood Apartments, in Baltimore County, Maryland, (collectively referred to as the "November 2003 Dispositions"). The Trust sold the Rolling Road Apartments to BAP Holdings LLC and Rolling Road BE LLC. The Trust sold the Garden Wood Apartments to BAP Associates LLC and Garden Wood BE LLC.

The Rolling Road Apartments contain 384 apartment units located at 7106 D Rolling Bend Road, Baltimore, Maryland. The Garden Wood Apartments contain 492 apartment units located at 1600 Cantwell Road, Baltimore, Maryland.

The properties were sold as "relinquished properties" and completed a "like-kind exchange" under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the "Exchange"). Pursuant to the Exchange, the Trust previously acquired one apartment community, known as the Windsor at Lionsgate Apartments ("Lionsgate"), in Herndon, Fairfax County, Virginia.

The aggregate sale price for the communities was $53,400,000. The sale price, which resulted from arms-length negotiations, was determined based on the fair market value of the properties. The purchasers are not affiliated with the Trust or any of its affiliates, trustees or officers, or any associate of any trustee or officer.

The statements contained in this filing include forward-looking statements within the meaning of the Federal securities laws. Although the Trust believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate business generally and risks relating to acquisition and disposition activities. Additional information on factors, which could impact the Trust and the forward-looking statements contained herein, are detailed in the Trust's filings with the Securities and Exchange Commission.

Item 7.a.

                           THE TOWN AND COUNTRY TRUST

                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                                   (UNAUDITED)


Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of The Town and Country Trust (the "Company") and adjusted to give effect to the disposition of the Garden Wood Apartments and the Rolling Road Apartments (the "November 2003 Disposition"), which occurred on November 5, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at June 30, 2003 has been prepared to reflect the subsequent November 2003 Disposition as if the transaction had occurred on June 30, 2003. In addition, the Unaudited Pro Forma Consolidated Balance Sheet reflects the acquisition of Windsor at Lionsgate ("Lionsgate") which occurred on September 29, 2003 and the disposition of three apartment communities, known as the Charlesmont Apartments, the Woodmoor Apartments, and the Foxhaven Apartments, which occurred on July 31, 2003 (the "July 2003 Disposition"), as if the transaction had occurred on June 30, 2003. The results of operations of the July 2003 Disposition are reflected as discontinued operations in the historical financial statements of the Company. The pro forma consolidated statements of income for the year ended December 31, 2002 and the six-month period ended June 30, 2003 have been prepared to present the results of continuing operations of the Company as if the acquisitions of Windsor at Lionsgate and the Berkshire Properties ("Berkshire") and the November 2003 Disposition had occurred at the beginning of each period presented. The Berkshire acquisition occurred on April 30, 2003 and is already reflected in the consolidated balance sheet as of June 30, 2003.

The following consolidated pro forma financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto that are incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by the Form 8-K filed with the SEC on September 24, 2003, the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2003, Form 8-K/A filed with the SEC on June 24, 2003, Form 8-K filed with the SEC on August 13, 2003 and the Form 8-K/A filed with the SEC on November 12, 2003. The Company's Form 8-K/A's dated June 24, 2003, August 13, 2003 and November 11, 2003 include pro forma financial statements for dispositions and acquisitions that occurred prior to November 5, 2003. In the Company's opinion, all significant adjustments necessary to reflect the acquisitions and dispositions have been made.

                           THE TOWN AND COUNTRY TRUST
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2003
                          (UNAUDITED AND IN THOUSANDS)

                                                                                              November
                                                                 July 2003                      2003
                                                                Disposition   Lionsgate      Disposition    Pro Forma
                                                  Historical     Pro Forma    Pro Forma       Pro Forma    Consolidated
                                                  ---------------------------------------------------------------------
                                                      (A)          (B)                            (E)
Assets
Real estate:
   Land                                            $ 103,633    $             $   6,355 (C)   $        -   $  109,988
   Buildings and improvements                        713,386                     46,239 (C)      (36,305)     723,320
   Other                                               9,063                        368 (C)         (210)       9,221
                                                  --------------------------------------------------------------------
                                                     826,082                     52,962          (36,515)     842,529
Less accumulated depreciation                       (295,807)                         -           24,162     (271,645)
                                                  --------------------------------------------------------------------
                                                     530,275                     52,962          (12,353)     570,884
Real estate and other assets held for
disposition                                           23,246      (23,246)                                          -
Cash and cash equivalents                              1,494       25,122                         30,805       57,421
Restricted cash                                        2,860                                                    2,860
Deferred financing costs                               4,454                      1,584 (D)         (186)       5,852
Other assets                                           5,901                                      (1,092)       4,809
                                                  --------------------------------------------------------------------
   Total assets                                    $ 568,230    $   1,876     $  54,546       $   17,174   $  641,826
                                                  ====================================================================

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Mortgage debt                                      $ 524,828    $  (9,718)                    $  (21,643)  $  493,467
Notes payable - unsecured                              7,000                                                    7,000
5.375% Convertible Senior Notes, due 2023                  -                  $  54,546 (D)                    54,546
Mortgage debt and other liabilities held for
   disposition                                        29,660      (29,660)                                          -
Accrued interest                                       2,393                                        (103)       2,290
Accounts payable and other liabilities                10,614                                         (61)      10,553
Security deposits                                      3,272                                        (211)       3,061
Minority interest                                          -        5,304                          5,236       10,540
                                                  --------------------------------------------------------------------
   Total liabilities                                 577,767      (34,074)       54,546          (16,782)     581,457

Shareholders' (deficit) equity:
   Common shares of beneficial                           163                                                      163
   Additional paid-in capital                        328,406                                                  328,406
   Distributions in excess of accumulated
     earnings                                       (331,128)      35,950                         33,956     (261,222)
   Deferred compensation - restricted stock           (3,759)                                                  (3,759)
   Other comprehensive income                         (3,219)                                                  (3,219)
                                                  --------------------------------------------------------------------
   Total shareholders' (deficit) equity               (9,537)      35,950             -           33,956       60,369
                                                  --------------------------------------------------------------------
   Total liabilities and shareholders'
   (deficit) equity                                $ 568,230    $   1,876     $  54,546       $   17,174   $  641,826
                                                  ====================================================================


Explanation of Pro Forma Adjustments:

A. Reflects the Company's historical Consolidated Balance Sheet as reported in its Form 10-Q for the quarter ended June 30, 2003.

B. Reflects proceeds of approximately $66.3 million less closing costs of $1.8 million from the July 2003 Disposition, less payoff of outstanding mortgage debt that was available to be repaid, and removal of disposition assets and other miscellaneous accounts. The resulting gain on sale is reflected in distributions in excess of accumulated earnings and minority interest based on historical ownership percentages. As other debt matures, the Company expects to use the remaining available proceeds to repay those obligations.

C. Represents management's allocation of the Company's purchase price and closing costs for the Lionsgate acquisition.

D. Subsequent to June 30, 2003, the Company sold $74.75 million aggregate principal of 5.375% Convertible Senior Notes due 2023. The Company used $54.5 million of the proceeds to purchase this property.

E. Reflects proceeds of approximately $53.4 million, less closing costs of $535,000, from the November 2003 Disposition and removal of disposition assets and other miscellaneous accounts. The resulting gain on sale is reflected in distributions in excess of accumulated earnings and minority interest based on historical ownership percentages. As other debt matures, the Company expects to use the remaining proceeds to repay those obligations.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                         November
                                                             Berkshire     Lionsgate       2003        Total Pro
                                                             Pro Forma     Pro Forma    Disposition      Forma
                                                Historical  Adjustments   Adjustments    Pro Forma    Consolidated
                                               -------------------------------------------------------------------
                                                   (A)          (B)           (C)            (D)
REVENUE
Rental income                                    $ 62,042    $   2,033     $  2,477      $  (3,404)     $ 63,148

EXPENSES
Operating expenses:
   Real estate taxes and insurance                  6,718         227           301           (324)        6,922
   Utilities                                        4,126          69            66           (158)        4,103
   Repairs and maintenance                          8,012         247           247           (250)        8,256
   Marketing and advertising                        2,206          60           101            (24)        2,343
   Other                                            5,667         195           104           (627)        5,339
                                               -------------------------------------------------------------------
   Total operating expenses                        26,729         798           819         (1,383)       26,963

Real estate depreciation                           10,758         588 (1)       841 (1)       (440)       11,747
Interest expense                                   14,756         511 (2)     1,463 (2)       (618)       16,112
General and administrative                          2,737                                                  2,737
Other depreciation and amortization                   354                                                    354
                                               -------------------------------------------------------------------
                                                   55,334       1,897         3,123         (2,441)       57,913
Income (loss) from continuing operations
   before gain on involuntary conversion and
   minority interest                                6,708         136          (646)          (963)        5,235
Gain on involuntary conversion                        621                                     (621)            -
                                               -------------------------------------------------------------------
Income (loss) from continuing operations            7,329         136          (646)        (1,584)        5,235
   before minority interest
Income (loss) from continuing operations
allocated to minority interest                        980          18           (86)          (212)          700
Minority interest distribution in excess
of earnings                                           975         (18)           86            212         1,255
                                               -------------------------------------------------------------------
Income (loss) from continuing operations
net of minority interest                         $  5,374    $    136      $   (646)     $  (1,584)     $  3,280
                                               ===================================================================

Income from continuing operations per share:
   Basic                                         $   0.33                                                $  0.21
                                               ===========                                            ============
   Diluted                                       $   0.33                                                $  0.20
                                               ===========                                            ============

Weighted average common shares outstanding -
 basic                                             15,990                                                 15,990
Dilutive effect of outstanding options and
 restricted shares                                    257                                                    257
                                               -----------                                            ------------
Weighted average common shares outstanding -
 diluted                                           16,247                                                 16,247
                                               ===========                                            ============


Explanation of Pro Forma Adjustments:

(A) Represents the Company's results of continuing operations included in its unaudited historical Consolidated Statement of Operations for the six months ended June 30, 2003 as reported on its Form 10-Q for the quarter ended June 30, 2003.

(B) Represents the unaudited Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the period January 1, 2003 through April, 28, 2003, (as previously reported on Form 8-K/A filed with the Commission on June 24, 2003) the date of acquisition, including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years for Berkshire.

     (2) Represents interest expense for the acquired properties for the period. Interest was computed based on the interest rates under the Company's financing facilities in effect at the time of the acquisitions.

(C) Represents the unaudited Statement of Certain Revenues and Certain Operating Expenses for Windsor at Lionsgate for the six months ended June 30, 2003 (as previously reported on Form 8-K/A filed with the Commission on November 12, 2003) including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition property based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 37.1 years for Windsor at Lionsgate.

     (2) Represents interest expense, including amortization of offering costs, for the acquired property for the six-month period ended June 30, 2003. Interest was computed based on the 5.375% interest rate on the portion of the Convertible Senior Notes due 2023, which were used to fund the acquisition.

(D) Reflects the elimination of the results of operations of the November 2003 Disposition properties as a result of the sale.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                         November
                                                             Berkshire     Lionsgate       2003        Total Pro
                                                             Pro Forma     Pro Forma    Disposition      Forma
                                                Historical  Adjustments   Adjustments    Pro Forma    Consolidated
                                               -------------------------------------------------------------------
                                                   (A)          (B)           (C)            (D)
REVENUE
Rental income                                   $ 120,988   $   6,469     $   4,967      $   (6,412)   $ 126,012

EXPENSES
Operating expenses:
   Real estate taxes and insurance                 12,023         698           624            (635)      12,710
   Utilities                                        6,876         217           125            (243)       6,975
   Repairs and maintenance                         14,668         658           458            (394)      15,390
   Marketing and advertising                        4,421         240           189             (67)       4,783
   Other                                           10,908         584           208          (1,221)      10,479
                                               -------------------------------------------------------------------
   Total operating expenses                        48,896       2,397         1,604          (2,560)      50,337

Real estate depreciation                           19,999       1,763 (1)     1,681 (1)        (879)      22,564
Interest expense                                   28,029       1,534 (2)     2,926 (2)      (1,173)      31,316
General and administrative                          5,262                                                  5,262
Other depreciation and amortization                   686                                                    686
                                               -------------------------------------------------------------------
                                                  102,872       5,694         6,211          (4,612)     110,165
                                               -------------------------------------------------------------------
Income (loss) from continuing operations           18,116         775        (1,244)         (1,800)      15,847
   before minority interest
Income (loss) from continuing operations
   allocated to minority interest                   2,422         104          (166)           (241)       2,119
Minority interest distribution in excess
   of earnings                                        576        (104)          166             241          879
                                               -------------------------------------------------------------------
Income (loss) from continuing operations
   net of minority interest                     $  15,118   $     775     $  (1,244)      $  (1,800)   $  12,849
                                               ===================================================================

Income from continuing operations per share:
   Basic                                        $    0.95                                              $    0.81
                                               ===========                                            ============
   Diluted                                      $    0.94                                              $    0.79
                                               ===========                                            ============

Weighted average common shares outstanding -
   basic                                           15,961                                                 15,961
Dilutive effect of outstanding options and
   restricted shares                                  253                                                    253
                                               -----------                                            ------------
Weighted average common shares outstanding -
diluted                                            16,214                                                 16,214
                                               ===========                                            ============


Explanation of Pro Forma Adjustments:

(A) Represents the Company's results of continuing operations included in its historical Consolidated Statement of Operations for the year ended December 31, 2002.

(B) Represents the Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the year ended December 31, 2002 including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years.

     (2) Represents interest expense for the acquired properties for the year ended December 31, 2002. Interest was computed based on interest rates under the Company's financing facilities in effect at the time of acquisition.

(C) Represents the Statement of Certain Revenues and Certain Operating Expenses for Windsor at Lionsgate for the year ended December 31, 2002 including the following pro forma adjustments detailed below:

     (1) Represents the depreciation expense of the acquisition property based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 37.1 years.

     (2) Represents interest expense, including amortization of debt offering costs, for the acquired properties for the year ended December 31, 2002. Interest was computed based on 5.375% interest rate on the portion of the Convertible Senior Notes due 2023 used to fund the acquisition.

(D) Reflects the elimination of the results of operations of the November 2003 Disposition properties as a result of the sale.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By:  /s/ Alan W. Lasker
                                             -----------------------------------
                                             Alan W. Lasker
                                             Senior Vice President
                                             Chief Financial Officer




Dated: November 12, 2003

                                       4